STATE STREET BANK AND TRUST COMPANY
P.O. BOX 43011
PROVIDENCE, RI 02940-3011

THE NEW AMERICA HIGH INCOME FUND, INC.

[LOGO]

SEMI-ANNUAL REPORT
JUNE 30, 2002

NEHCM-SA-02

                                                                  August 1, 2002

DEAR SHAREHOLDER,

Markets that overshoot on the way up often overshoot on the way down. We believe we are living through just this scenario today in the high yield market and in our Fund. Disappointment with the Fund's return is somewhat softened by its high current yield. The Fund's total return year to date as of June 30th was -8.2% based upon the stock price. While it is easy to find comparisons that make this decline in return seem minor, as shareholders we have never found that comparative data helps pay for lunch. On the other hand, there are very few investments that provide yields comparable to those found in the high yield bond market. The economy does appear to be in a slow and halting recovery, despite the stock market's continued slide from its grossly overvalued peak. We would expect economic recovery to aid the companies in which the Fund invests and to create a more favorable market for high yield securities over the next few years, subject to external events such as another terrorist attack or a widening of the war against terrorism.

As you know, our Fund is highly leveraged. The leverage helps the Fund earn a higher income than it would earn if the portfolio were not leveraged. However, leverage is a double-edged sword: in a market decline, the Fund's net asset value per share generally declines more than the market as a whole. The reverse is true in a positive market environment. It is important to note that when a decline in the market results in a decline in the net asset value per share, it can also force a reduction in the amount of the Fund's leverage. New America's leverage is in the form of an Auction Term Preferred Stock ("ATP"), which maintains a AAA rating from Moody's Investors Service and Fitch, provided the Fund meets specified asset coverage requirements. The Fund must also meet certain asset coverage requirements under federal securities laws. In the first half of the year, the Fund reduced its leverage, the ATP, by $5 million in order to maintain compliance with the applicable asset coverage requirements. In July, the Fund reduced the leverage by an additional $25 million. A reduction in the amount of the leverage generally results in a reduction in the Fund's income. The Fund's high yield bond holdings yielded approximately 11% as of the end of June, much greater than its approximately 4.01% effective cost of leverage.

HIGH YIELD MARKET UPDATE

The high yield bond market began the year on a positive note as it continued to recover from the mild recession and the terrorist attacks in September. However, as the accounting scandals unfolded, the stock market declined precipitously, and consumer confidence fell. The high yield market reacted to these events by declining severely. The setback in June of -7.4%, as measured by the Lehman Brothers High Yield Bond Index, was even worse than the -6.7% in September 2001. Even with these two months of sharp declines in the twelve months ended June 30, 2002, the market is off a more modest -3.6% for that period. The yield spread at June 30, 2002 of 764 basis points above the 10-year Treasury interest rate is 180 basis points wider than the five-year historical average of 584 basis points and well outside the ten-year historical average of 463 basis points.

The composition of the high yield market is changing rapidly. Currently, nine out of the top ten issuers in the market are former investment grade companies. These "fallen angels" create more available supply in the market while the new issue volume remains reasonably light. The market is bifurcating with respect to yield. Approximately 42% of the market value, as measured by Lehman Brothers High Yield Index, had a yield less than 9% at the end of June while the yield of the entire market was 12.4%. Eighteen percent of the high yield market had a yield greater than 16%. This extreme yield "barbell" may be an indication from the market that a company either is regarded as relatively safe (yields 9% and less) or is subject to significant restructuring risk (yields 16% or greater), with very little in between.

While the Federal Reserve continues to increase liquidity aggressively this year to encourage the banking system to loosen credit, loan availability seems constrained. The revitalization of credit availability would be a major contributor to a reduction in the number of corporations defaulting on their debt obligations. As avenues of capital closed beginning in 2000, companies with large capital expenditures were unable to service their debt obligations, causing a flood of balance sheet restructurings in 2001 and 2002.

Another disappointment in the high yield market is the steady erosion of shareholder's principal over the last ten years. Since non-convertible bonds, in general, have an asymmetrical payoff, meaning their prices can decline much more than they are able to appreciate, net losses seem to be a constant. A strategy to mitigate this erosion is to diversify across issuers and industries to dampen the effects of credit mistakes. As the economy fell into a mild recession, the rating agencies increased the number of credit downgrades, further restricting high yield issuers from raising capital. As the economy recovers this year, we expect credit downgrades to slow. We would expect a directional change in the slowing of credit downgrades to encourage investors to invest in the high yield market. As long as the supply of new high yield issues and former investment grade companies does not outstrip the demand, the market can recover and hopefully begin to reward long-term investors for the risk.

Our investment strategy over the past six months has been to reduce average quality slightly to take advantage of the wide risk premiums caused by the turbulence mentioned above. Our strategy has been premature, as relatively higher quality securities (BB), which show greater interest rate sensitivity, have continued to outperform lower rated securities.

We believe that this pattern will be reversed and risk will be rewarded. The average rating of the Fund's holdings, excluding the impact of cash and equivalents, was B1 by Moody's and B+ by Standard and Poor's as of June 30, 2002. The ten largest issuers in the portfolio comprised 17% of the Fund's investment portfolio. The average yield of the Fund's holdings (including cash and equivalents) was 11.1% at the end of June.

The Fund's performance is detailed in the table below.

                                                                   TOTAL RETURNS, PERIOD ENDED JUNE 30, 2002
                                                            -------------------------------------------------------
                                                                                       3 YEARS          3 YEARS
                                                             6 MOS       12 MOS       CUMULATIVE      AVG. ANNUAL
                                                           ---------   ----------   --------------  ---------------
New America High Income Fund
    (NAV and Dividends)*                                    (11.3)%      (13.4)%        (21.0)%         (7.6)%
Lipper Closed-End Fund Leveraged High Yield Average          (5.7)        (8.4)         (20.4)          (7.5)
New America High Income Fund
    (Stock Price and Dividends)                              (8.2)       (13.0)         (24.9)          (9.1)

* Because the Fund's shares may trade at either a discount or premium to the Fund's net asset value per share, returns based upon the share price and dividends will tend to differ from those derived from the underlying change in net asset value.

Sources: Lipper Analytical Services, Inc. and The New America High Income Fund, Inc.

Our focus continues to be on seeking out attractive yields in the high yield market while minimizing credit losses. While the wave of corporate scandals has weighed heavily on the markets, we believe the economy is showing clear signs of recovery. We expect headline risk will quiet down, and risk premiums will narrow going forward. These developments in combination with what we hope will be a stronger US economy should help the high yield bond market recover and begin to reward long term investors for the additional risks associated with this asset class.

Sincerely yours,

/s/ Robert F. Birch                            /s/ Earl E. McEvoy

Robert F. Birch                                Earl E. McEvoy
President                                      Senior Vice President
The New America High Income Fund, Inc.         Wellington Management Company LLP

                     The New America High Income Fund, Inc.

SCHEDULE OF INVESTMENTS-- JUNE 30, 2002 (UNAUDITED) (Dollar Amounts in
Thousands)

PRINCIPAL                                       MOODY'S      VALUE
AMOUNT                                          RATING    (NOTE 1(a))
--------------------------------------------------------------------
CORPORATE DEBT SECURITIES-- 183.87% (d)
--------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 3.08%
$  3,000  Moog, Inc., Senior Subordinated
            Notes, 10%, 05/01/06                  Ba3        $ 3,060
   1,600  Sequa Corporation, Senior Notes,
            9%, 08/01/09                          Ba3          1,600
                                                             -------
                                                               4,660
                                                             -------
AUTOMOBILE -- 7.56%
   4,000  Accuride Corporation, Senior
            Subordinated Notes,
            9.25%, 02/01/08                       Caa1         2,800
   4,800  Dana Corporation, Notes
            9%, 08/15/11                          Ba3          4,704
     395  Dana Corporation, Senior Notes,
            10.125%, 03/15/10 (g)                 Ba3            405
   2,000  Dura Operating Corporation,
            Senior Subordinated Notes,
            9%, 05/01/09.                         B2           1,940
   1,585  Dura Operating Corporation,
            Senior Notes,
            8.625%, 04/15/12 (g)                  B1           1,593
                                                             -------
                                                              11,442
                                                             -------
BANKING -- 4.64%
   2,000  People's Bank, Bridgeport, CT,
            Subordinated Notes,
             9.875% 11/15/10                      Baa3         2,188
   5,000  Western Financial Bank,
            Subordinated Capital Debentures,
            8.875%, 08/01/07.                     B1           4,850
                                                             -------
                                                               7,038
                                                             -------
BROADCASTING AND ENTERTAINMENT -- 16.35%
   2,000  Adelphia Communications
            Corporation, Senior Notes,
            8.375%, 02/01/08 (a)(b)               Caa2           820
   4,200  Adelphia Communications
            Corporation, Senior Notes,
            10.25%, 06/15/11 (a)(b)               Caa2         1,722
   3,000  CSC Holdings, Inc.,
            Senior Debentures,
            8.125%, 08/15/09                      Ba1          2,430
     310  CSC Holdings, Inc.,
            Senior Notes,
            8.125%, 07/15/09                      Ba1            251
$  1,000  Charter Communications
            Holdings, LLC, Senior Notes,
            8.25%, 04/01/07                       B2          $  670
   1,500  Charter Communications
            Holdings, LLC, Senior Notes,
            10%, 04/01/09                         B2           1,013
     575  Charter Communications
            Holdings, LLC, Senior Notes,
            11.125%, 01/15/11                     B2             402
     720  Corus Entertainment Inc.,
            Senior Subordinated Notes,
            8.75%, 03/01/12                       B1             727
   4,000  Echostar DBS Corporation,
            Senior Notes,
            9.125%, 01/15/09 (g)                  B1           3,720
   1,000  Echostar DBS Corporation,
            Senior Notes,
            9.25%, 02/1/06                        B1             925
     430  Entravision Communications
            Corp., Senior Subordinated Notes,
            8.125%, 03/15/09 (g)                  B3             430
   3,450  Insight Midwest, L.P.,
            Senior Notes,
            9.75%, 10/01/09                       B2           3,036
   1,500  Insight Midwest, L.P.,
            Senior Notes,
            10.50%, 11/01/10                      B2           1,403
   3,400  Mediacom Broadband LLC,
            Senior Notes,
            11%, 07/15/13                         B2           3,128
   1,955  Rogers Communications, Inc.,
            Senior Notes,
            8.875%, 07/15/07                      Ba1          1,808
   2,500  Young Broadcasting Inc.,
            Senior Subordinated Notes,
            10%, 03/01/11                         B3           2,275
                                                             -------
                                                              24,760
                                                             -------
BUILDING AND REAL ESTATE -- 11.40%
     760  Beazer Homes USA, Inc.,
            Senior Notes,
            8.625%, 05/15/11                      Ba2            764
   4,000  Beazer Homes USA, Inc.,
            Senior Notes,
            8.875%, 04/01/08                      Ba2          4,040
   2,000  Del Webb Corporation,
            Senior Subordinated Debentures,
            10.25%, 02/15/10                      Ba1          2,180

   The accompanying notes are an integral part of these financial statements.

PRINCIPAL                                       MOODY'S      VALUE
AMOUNT                                          RATING    (NOTE 1(a))
--------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- CONTINUED
--------------------------------------------------------------------
$  1,500  D.R. Horton, Inc., Senior Notes,
            8%, 02/01/09                          Ba1        $ 1,507
   1,000  Nortek, Inc., Senior Notes,
            9.125%, 09/01/07                      B1           1,015
   1,500  Nortek, Inc., Senior Notes,
            9.25%, 03/15/07                       B1           1,519
   2,750  The Ryland Group, Inc., Senior
            Subordinated Notes,
            8.25%, 04/01/08                       Ba3          2,750
   2,000  Standard Pacific Corp., Senior Notes,
            8%, 02/15/08.                         Ba2          1,960
   1,500  Standard Pacific Corp., Senior Notes,
            8.50%, 06/15/07                       Ba2          1,534
                                                             -------
                                                              17,269
                                                             -------
CARGO TRANSPORTATION -- 3.19%
   2,930  The Kansas City Southern Railway
            Company, Senior Notes,
            9.50%, 10/01/08                       Ba2          3,164
   1,590  Navistar International Corporation,
            Senior Notes,
            9.375%, 06/01/06                      Ba1          1,662
                                                             -------
                                                               4,826
                                                             -------
CHEMICALS, PLASTICS AND RUBBER-- 8.63%
   3,400  ARCO Chemical Company, Debentures,
            9.80%, 02/01/20                       Ba3          2,992
   1,800  Buckeye Cellulose Corp., Senior
            Subordinated Notes,
            8.50%, 12/15/05                       Caa1         1,665
   1,070  Goodyear Tire and Rubber
            Company, Notes,
            8.50%, 03/15/07                       Ba1          1,066
   2,125  Goodyear Tire and Rubber
            Company, Notes,
            7.857%, 08/15/11                      Ba1          1,958
   2,620  Lyondell Chemical Company, Senior
            Subordinated Notes,
            10.875%, 05/01/09                     B2           2,279
   2,330  Resolution Performance Products LLC,
            Senior Subordinated Notes,
            13.50%, 11/15/10                      B3           2,645
$    460  UCAR Finance Inc., Guaranteed
            Senior Notes,
            10.25%, 02/15/12 (g)                  B2          $  469
                                                             -------
                                                              13,074
                                                             -------
CONTAINERS, PACKAGING AND GLASS-- 9.47%
   2,500  Corning Consumer Products Company,
            Senior Subordinated Notes,
            9.625%, 05/01/08 (a)(b)               Ca             125
     415  Graphic Packaging Corp., Senior
            Subordinated Notes,
            8.625%, 02/15/12 (g)                  B2             430
   2,000  Owens-Brockway Glass Container, Inc.,
            Senior Secured Notes,
            8.875%, 02/15/09 (g)                  B2           2,000
   2,815  Owens-lllinois, Inc., Senior Notes,
            7.85%, 05/15/04                       B3           2,688
   1,000  Owens-lllinois, Inc., Senior Notes,
            8.10%, 05/15/07                       B3             930
   2,000  Paperboard Industries International
            Inc., Senior Notes,
            8.375%, 09/15/07                      B2           1,950
   3,000  Silgan Corporation, Senior
            Subordinated Debentures,
            9%, 06/01/09                          B1           3,090
   1,800  Stone Container Corporation,
            Senior Notes,
            8.375%, 07/01/12 (g)                  B2           1,809
   1,265  Stone Container Corporation,
            Senior Notes,
            9.25%, 02/01/08                       B2           1,325
                                                             -------
                                                              14,347
                                                             -------
DIVERSIFIED/CONGLOMERATE MANUFACTURING-- 5.28%
   2,605  Lucent Technologies, Inc., Notes,
            7.25%, 07/15/06                       B2           1,719
   3,500  Lucent Technologies, Inc., Notes,
            5.50%, 11/15/08                       B2           1,960
     420  Numatics, Incorporated, Senior
            Subordinated Notes,
            9.625%, 04/01/08                      Caa2           252
   3,675  Xerox Corporation, Senior Notes,
            9.75%, 01/15/09 (g)                   B1           3,013
   1,500  Xerox Capital Europe, PLC,
            Guaranteed Notes,
            5.875%, 05/15/04                      B1           1,050
                                                             -------
                                                               7,994
                                                             -------

   The accompanying notes are an integral part of these financial statements.

PRINCIPAL                                       MOODY'S      VALUE
AMOUNT                                          RATING    (NOTE 1(a))
--------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- CONTINUED
--------------------------------------------------------------------
DIVERSIFIED/CONGLOMERATE SERVICE-- .96%
$  1,500  United Rentals (North America), Inc.,
            Senior Subordinated Notes,
            9%, 04/01/09                          B2         $ 1,448
                                                             -------
DIVERSIFIED NATURAL RESOURCES, METALS AND MINERALS -- 6.06%
   2,515  Caraustar Industries, Inc., Senior
            Subordinated Notes,
            9.875%, 04/01/11                      Ba2          2,628
   2,300  Georgia Pacific Corporation, Notes,
            9.50%, 12/01/11                       Ba1          2,323
   3,950  Pacifica Papers Inc., Senior Notes,
            10%, 03/15/09                         Ba2          4,226
                                                             -------
                                                               9,177
                                                             -------
ECOLOGICAL -- 3.53%
   4,000  Allied Waste North America, Inc.,
            Senior Notes,
            7.625%, 01/01/06                      Ba3          3,870
   1,000  Allied Waste North America, Inc.,
            Senior Notes,
            8.50%, 12/01/08                       Ba3            982
     500  Allied Waste North America, Inc.,
            Senior Subordinated Notes,
            10%, 08/01/09                         B2             494
                                                             -------
                                                               5,346
                                                             -------
ELECTRONICS -- 14.22%
   4,000  Amkor Technology, Senior Notes,
            9.25%, 05/01/06                       B1           3,280
     950  Amkor Technology, Senior
            Subordinated Notes,
            10.50%, 05/01/09                      B3             665
   2,500  Avaya Inc., Senior Secured Notes,
            11.125%, 04/01/09                     Ba2          2,250
   3,000  Chippac International Ltd., Senior
            Subordinated Notes, Series B,
            12.75%, 08/01/09                      B3           3,210
   2,515  Fairchild Semiconductor Corporation,
            Senior Subordinated Notes,
            10.375%, 10/01/07                     B2           2,590
   4,705  SCG Holding Corporation, Senior
            Subordinated Notes,
            12%, 08/01/09                         Caa1         3,105
$  4,000  Solectron Corp., Senior Notes,
            9.625%, 02/15/09                      Ba3        $ 3,640
   1,750  Viasystems, Inc., Senior
            Subordinated Notes,
            9.75%, 06/01/07 (b)                   Ca             228
   1,000  Viasystems, Inc., Senior Subordinated
            Notes, Series B,
            9.75%, 06/01/07 (b)                   Ca             130
   2,500  WESCO Distribution, Inc., Senior
            Subordinated Notes,
            9.125%, 06/01/08                      B3           2,438
                                                             -------
                                                              21,536
                                                             -------
FINANCE -- 1.48%
     630  Fairfax Financial Holdings, Ltd., Notes,
            7.375%, 03/15/06                      Ba2            551
   1,600  Golden State Holdings Inc., Senior Notes,
            7.125%, 08/01/05                      Ba1          1,699
                                                             -------
                                                               2,250
                                                             -------
HEALTHCARE, EDUCATION AND CHILDCARE-- 14.59%
     640  Advanced Medical Optics Inc.,
            Senior Subordinated Notes,
            9.25%, 07/15/10 (g)                   B3             635
   1,500  Alaris Medical Systems, Inc., Senior
            Secured Notes
            11.625%, 12/01/06                     B2           1,665
   3,060  Alaris Medical Systems, Inc.,
            Senior Subordinated Notes,
            9.75%, 12/01/06                       Caa1         3,037
   3,125  Athena Neurosciences Financial,
            Senior Notes,
            7.25%, 02/21/08                       Ba2          2,788
   3,000  Beverly Enterprises, Inc.,
            Senior Notes,
            9%, 02/15/06                          B1           3,004
   1,100  Beverly Enterprises, Inc.,
            Senior Notes,
            9.625%, 04/15/09                      B1           1,125
   1,500  Bio-Rad Laboratories, Inc., Senior
            Subordinated Notes,
            11.625%, 02/15/07                     B2           1,673
   2,000  CONMED Corporation, Senior
            Subordinated Notes,
            9%, 03/15/08                          B3           2,065
   2,815  Radiologix Inc., Senior Notes,
            10.50%, 12/15/08                      B2           2,949

   The accompanying notes are an integral part of these financial statements.

PRINCIPAL                                       MOODY'S      VALUE
AMOUNT                                          RATING    (NOTE 1(a))
--------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- CONTINUED
--------------------------------------------------------------------
$    380  Sybron Dental Specialties, Inc., Senior
            Subordinated Notes,
            8.125%, 06/15/12 (g)                  B2          $  380
     275  Triad Hospitals Holdings, Inc.,
            Senior Notes,
            8.75%, 05/01/09                       B1             286
   2,500  Universal Hospital Services, Inc.,
            Senior Notes,
            10.25%, 03/01/08                      B3           2,487
                                                             -------
                                                              22,094
                                                             -------
HOTELS, MOTELS, INNS AND GAMING-- 4.82%
   1,575  Harrah's Operating Company, Inc.,
            Guaranteed Senior Notes,
            8%, 02/01/11                          Baa3         1,702
   1,000  Harrah's Operating Company, Inc.,
            Guaranteed Senior
            Subordinated Notes, 7.875%,
            12/15/05                              Ba1          1,027
      10  Riviera Holdings Corporation, First
            Mortgage Notes,
            10%, 08/15/04                         B2              10
   2,300  Riviera Holdings Corporation, Senior
            Secured Notes,
            11%, 06/15/10 (g)                     B2           2,277
   2,200  Station Casinos, Inc., Senior
            Subordinated Notes,
            8.875%, 12/01/08                      B2           2,277
                                                             -------
                                                               7,293
                                                             -------
INSURANCE -- .84%
   2,500  Conseco, Inc., Senior Notes,
            10.75%, 06/15/09 (g)                  B2           1,275
                                                             -------
LEISURE, AMUSEMENT AND ENTERTAINMENT -- 1.55%
     825  Hasbro Inc., Notes,
            6.15%, 07/15/08                       Ba3            765
   1,600  Icon Health and Fitness Inc., Senior
            Subordinated Notes,
            11.25%, 04/01/12 (g)                  B3           1,576
                                                             -------
                                                               2,341
                                                             -------
MACHINERY -- .22%
     325  NMHG Holding Company, Senior
            Notes, 10%, 05/15/09 (g)              B3             328
                                                             -------

MINING, STEEL, IRON AND NON-PRECIOUS METALS-- 5.92%
$  1,195  AK Steel Corporation, Senior Notes,
            7.75%, 06/15/12 (g)                   B1         $ 1,188
     650  AK Steel Corporation, Senior Notes,
            7.875%, 02/15/09                      B1             655
   1,000  AK Steel Corporation, Senior Notes,
            9.125%, 12/15/06                      B1           1,048
   1,800  Century Aluminum Company, Senior
            Secured First Mortgage Notes,
            11.75%, 04/15/08                      Ba3          1,926
     255  Steel Dynamics, Inc., Senior Notes,
            9.50%, 03/15/09 (g)                   B2             270
   2,900  United States Steel Corporation,
            Senior Notes,
            10.75%, 08/01/08 (g)                  Ba3          3,060
   1,100  Weirton Steel Corporation, Senior
            Secured Notes,
            10%, 04/01/08                         Caa3           814
                                                             -------
                                                               8,961
                                                             -------
OIL AND GAS -- 13.42%
     555  Canadian Forest Oil Ltd., Senior
            Subordinated Notes,
            8.75%, 09/15/07                       B1             572
   3,500  Clark Refining & Marketing, Inc.,
            Senior Notes,
            8.375%, 11/15/07                      Ba3          3,325
   1,610  Energy Corporation of America,
            Senior Subordinated Notes,
            9.50%, 05/15/07                       Caa3         1,079
   1,455  Forest Oil Corporation, Senior Notes,
            8%, 06/15/08                          Ba3          1,462
   1,000  Forest Oil Corporation, Senior Notes,
            8%, 12/15/11                          Ba3          1,000
   4,000  Frontier Oil Corporation, Senior Notes,
            9.125%, 02/15/06                      B2           4,040
   1,650  Giant Industries, Inc., Senior
            Subordinated Notes,
            11%, 05/15/12 (g)                     B3           1,452
     505  Parker Drilling Co., Senior Notes,
            Series D
            9.75%, 11/15/06                       B1             520
   2,000  Pioneer Natural Resources Company,
            Senior Notes,
            9.625%, 04/01/10                      Ba1          2,205
   1,260  Plains Exploration and Production,
            Senior Subordinated Notes,
            8.75%, 07/01/12 (g)                   B2           1,240

   The accompanying notes are an integral part of these financial statements.

PRINCIPAL                                       MOODY'S      VALUE
AMOUNT                                          RATING    (NOTE 1(a))
--------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- CONTINUED
--------------------------------------------------------------------
$    405  Plains Resources Inc., Senior
            Subordinated Notes,
            10.25%, 03/15/06                      B2          $  418
   2,650  Tesoro Petroleum Corporation,
            Senior Subordinated Notes,
            9.625%, 04/01/12 (g)                  B2           2,478
     580  Tesoro Petroleum Corporation,
            Senior Subordinated Notes,
            9.625%, 11/01/08                      B2             539
                                                             -------
                                                              20,330
                                                             -------
PERSONAL NON-DURABLE CONSUMER PRODUCTS -- 1.23%
     275  Johnson Diversey Inc., Senior
            Subordinated Notes,
            9.625%, 05/15/12 (g)                  B2             286
   1,600  Revlon Consumer Products Corp.,
            Senior Secured Notes,
            12%, 12/01/05                         Caa1         1,584
                                                             -------
                                                               1,870
                                                             -------
PERSONAL TRANSPORTATION -- 5.73%
   4,000  Air Canada, Senior Notes,
            10.25%, 03/15/11                      B3           3,000
   2,000  Atlas Air, Inc., Senior Notes,
            10.75%, 08/01/05                      B2             920
   3,175  Delta Air Lines, Inc., Notes,
            7.90%, 12/15/09                       Ba3          2,857
     325  Delta Air Lines, Inc., Notes,
            10.375%, 02/01/11                     Ba3            311
     335  Northwest Airlines, Inc. Notes,
            9.875%, 03/15/07                      B2             298
   1,450  Northwest Airlines, Inc., Senior Notes,
            8.875, 06/01/06                       B2           1,294
                                                             -------
                                                               8,680
                                                             -------
PRINTING AND PUBLISHING-- 9.38%
   1,560  Mail-Well I Corporation, Senior Notes,
            9.625%, 03/15/12 (g)                  B1           1,576
   3,125  Primedia Inc., Senior Notes,
            8.875%, 05/15/11                      B3           2,250
   4,900  Quebecor Media Inc., Senior Notes,
            11.125%, 07/15/11                     B2           4,851
   2,150  Von Hoffman Corp., Senior Notes,
            10.25%, 03/15/09 (g)                  B2           2,204
   3,155  World Color Press, Inc., Senior
            Subordinated Notes,
            8.375%, 11/15/08                      Baa2         3,331
                                                             -------
                                                              14,212
                                                             -------
RETAIL STORES-- 8.45%
$  1,690  CSK Auto, Inc., Senior Notes,
            12%, 06/15/06 (g)                     B2         $ 1,808
     690  CSK Auto, Inc., Senior Subordinated
            Notes, 11%, 11/01/06                  B3             704
   4,000  Gap Inc., Notes,
            8.80%, 12/15/08                       Ba3          4,080
   1,390  PCA LLC/PCA Financial Corp.,
            11.875%, 08/01/09 (g)                 B3           1,376
   1,000  J.C. Penney Company, Inc., Notes,
            7.60%, 04/01/07                       Ba3            988
   3,700  Rite Aid Corp., Notes,
            7.125%, 01/15/07                      Caa3         2,627
   1,550  Rite Aid Corp., Senior Notes,
            11.25%, 07/01/08                      Caa3         1,209
                                                             -------
                                                              12,792
                                                             -------
TELECOMMUNICATIONS-- 5.04%
     950  Qwest Capital Funding, Inc.,
            Guaranteed Notes
            7.90%, 08/15/10                       Ba2            518
   2,700  Qwest Capital Funding, Inc., Notes
            7.25%, 02/15/11                       Ba2          1,458
   1,000  Rogers Cantel Inc., Senior Secured
            Notes,
            8.30%, 10/01/07                       Baa3           740
   2,975  Rogers Wireless Inc., Senior
            Secured Notes,
            9.625%, 05/01/11                      Baa3         1,964
   1,500  Telewest Communications plc,
            Senior Notes,
            11.25%, 11/01/08                      Caa3           585
     390  US West Capital Funding Inc., Notes,
            6.375%, 07/15/08                      Ba2            205
   5,370  WorldCom, Inc., Notes,
            7.50%, 05/15/11 (b)                   Ca             859
   8,130  WorldCom, Inc., Notes,
            8.25%, 05/15/10 (b)                   Ca           1,301
                                                             -------
                                                               7,630
                                                             -------
TEXTILES AND LEATHER-- 1.97%
   3,100  Levi Strauss & Co., Senior Notes,
            11.625%, 01/15/08                     B2           2,991
                                                             -------

   The accompanying notes are an integral part of these financial statements.

PRINCIPAL                                       MOODY'S      VALUE
AMOUNT                                          RATING    (NOTE 1(a))
--------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- CONTINUED
--------------------------------------------------------------------
$  4,775  AES Corporation, Senior Notes,
            8.875%, 02/15/11                      Ba3        $ 3,056
   4,000  Avista Corporation, Senior Notes,
            9.75%, 06/01/08                       Ba1          4,280
   1,000  Calpine Canada Energy Finance,
            Guaranteed Senior Notes,
            8.50%, 05/01/08                       B1             670
   2,000  Calpine Corporation, Senior Notes,
            8.625% 08/15/10                       B1           1,320
   4,500  Calpine Corporation, Senior Notes,
            8.75%, 07/15/07                       B1           3,082
   2,500  CMS Energy Corporation, Senior
            Notes,
            9.875%, 10/15/07                      B3           2,025
   2,750  Mirant Americas Generation, LLC,
            Senior Notes,
            7.20%, 10/01/08                       Ba1          2,200
   2,500  TNP Enterprises, Inc., Senior
            Subordinated Notes,
            10.25%, 04/01/10                      Ba3          2,594
   2,500  Western Resources, Inc., Senior Notes,
            7.125%, 08/01/09                      Ba2          2,300
   1,000  Western Resources, Inc., Senior Notes,
            9.75%, 05/01/07 (g)                   Ba2            978
                                                             -------
                                                              22,505
                                                             -------
           TOTAL CORPORATE DEBT SECURITIES
            (Total cost of $308,804)                         278,469
                                                             -------
SHARES
--------------------------------------------------------------------
PREFERRED STOCK -- .10% (d)
BANKING -- 0.00%
--------------------------------------------------------------------
  57,935  WestFed Holdings, Inc., Cumulative,
            Series A, Preferred Stock,
            15.50% (a)(c)(f)                      (e)             --
                                                             -------
MINING, STEEL, IRON, NON-PRECIOUS METALS -- .10%
  18,000  Weirton Steel Corp., Series C
            Preferred Stock (c)(f)                (e)            146
                                                             -------
           TOTAL PREFERRED STOCK
            (Total cost of $5,299)                               146
                                                             -------
                                                             VALUE
SHARES                                                    (NOTE 1(a))
--------------------------------------------------------------------
COMMON STOCK -- 0% (d)
--------------------------------------------------------------------
   4,780  Mediq Inc. Common Stock (a)(c)(f)                     $ --
  27,474  WestFed Holdings, Inc., Series B,
            Common Stock (a)(c)(f)                                --
                                                             -------
           TOTAL COMMON STOCK
            (Total cost of $2,596)                                --
                                                             -------
PRINCIPAL
AMOUNT
--------------------------------------------------------------------
SHORT-TERM INVESTMENTS-- 5.79% (d)
--------------------------------------------------------------------
$  8,765  UBS Warburg, Repurchase
            Agreement, 1.89%, 07/01/02,
            (Collateral U.S. Treasury Bonds, 6.625%,
            02/15/27, $7,775 principal)                        8,765
                                                            --------
           TOTAL SHORT-TERM INVESTMENTS
            (Total cost of $8,765)                             8,765
                                                            --------
           TOTAL INVESTMENTS
            (Total cost of $325,464)                        $287,380
                                                            ========

(a)  Denotes issuer is in bankruptcy proceedings.

(b) Non-income producing security which is on nonaccrual and/or has defaulted on interest payments.

(c) Security is valued at fair value using methods determined by the Board of Directors. The total value of these securities at June 30, 2002 was $146.

(d) Percentages indicated are based on total net assets to common shareholders of $151,443.

(e)  Not rated.

(f)  Non-income producing.

(g) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. See Note 1(a) of the Notes to Financial Statements for vaulation policy. Total market value of Rule 144A securities amounted to $38,256 as of June 30, 2002.

   The accompanying notes are an integral part of these financial statements.

BALANCE SHEET
JUNE 30, 2002 (UNAUDITED)

ASSETS: (Dollars in thousands, except per share amounts)
INVESTMENTS IN SECURITIES, at value (Identified
  cost of $325,464 see Schedule of Investments
  and Notes 1 and 2)                                         $287,380
RECEIVABLES:
  Investment securities Sold                                    4,540
  Interest and dividends                                        7,537
PREPAID EXPENSES                                                  113
                                                             --------
     Total assets                                            $299,570
                                                             --------
LIABILITIES:
PAYABLES:
  Investment securities purchased                            $  1,240
  Dividend payable on common stock                                221
  Dividend payable on preferred stock                             127
INTEREST RATE SWAP, at fair value (Note 6)                      1,170
ACCRUED EXPENSES (Note 3)                                         369
                                                             --------
     Total liabilities                                       $  3,127
                                                             --------
AUCTION TERM PREFERRED STOCK:
  $1.00 par value, 1,000,000 shares authorized,
     5,800 shares issued and outstanding,
     liquidation preference of $25,000 per share
     (Notes 4 and 5)                                         $145,000
                                                             --------
NET ASSETS                                                   $151,443
                                                             ========
REPRESENTED BY:
COMMON STOCK:
  $0.01 par value, 200,000,000 shares authorized,
     68,866,155 shares issued and outstanding              $      689
CAPITAL IN EXCESS OF PAR VALUE                                341,617
UNDISTRIBUTED NET INVESTMENT INCOME
  (Note 2)                                                      1,180
ACCUMULATED NET REALIZED LOSS FROM
  SECURITIES TRANSACTIONS (Note 2)                           (152,789)
NET UNREALIZED DEPRECIATION ON
  INVESTMENTS AND INTEREST RATE SWAPS                         (39,254)
                                                             --------
  Net assets applicable to common stock
     (Equivalent to $2.20 per share, based on
     68,866,155 shares outstanding)                          $151,443
                                                             ========

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED
JUNE 30, 2002 (UNAUDITED)

INVESTMENT INCOME: (Note 1) (Dollars in thousands, except per share amounts)
  Interest income                                           $ 14,136
  Other income                                                   264
                                                            --------
     Total investment income                                $ 14,400
                                                            --------
EXPENSES:
Cost of leverage:
  Preferred and auction fees                                $    157
                                                            --------
     Total cost of leverage                                 $    157
                                                            --------
Professional services expenses:
  Management fees (Note 3)                                  $    394
  Custodian and transfer agent fees                              114
  Legal fees                                                      76
  Computer systems upgrade expense                                49
  Audit fees                                                      41
                                                            --------
     Total professional services expenses                   $    674
                                                            --------
Administrative expenses:
  General administrative fees                               $    216
  Directors' fees                                                112
  NYSE fees                                                       29
  Miscellaneous expenses                                          19
  Shareholder communications expenses                             18
                                                            --------
     Total administrative expenses                          $    394
                                                            --------
     Total expenses                                         $  1,225
                                                            --------
     Net investment income                                  $ 13,175
                                                            --------
REALIZED AND UNREALIZED LOSS ON INVESTMENT ACTIVITIES:
Realized loss on investments                                $(19,032)
                                                            --------
Change in net unrealized depreciation
  on investments                                            $ (7,783)
Change in unrealized depreciation
  on interest rate swap agreement                             (2,692)
                                                            --------
     Total change in net unrealized depreciation
      on investments and interest rate swap                 $(10,475)
                                                            --------
     Net loss on investments                                $(29,507)
                                                            --------
COST OF PREFERRED LEVERAGE
  Distributions to preferred stockholders                   $ (1,511)
  Net swap settlement disbursements (Note 6)                  (1,394)
                                                            --------
     Total cost of preferred leverage                       $ (2,905)
                                                            --------
     Net decrease in net assets resulting from operations   $(19,237)
                                                            ========

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      SIX MONTHS ENDED
                                                                                        JUNE 30, 2002   FOR THE YEAR ENDED
                                                                                         (UNAUDITED)     DECEMBER 31, 2001
                                                                                      ----------------  ------------------
FROM OPERATIONS: (Dollars in thousands, except per share amounts)
   Net investment income                                                                 $  13,175          $  32,459
   Realized loss on investments, net                                                       (19,032)           (67,922)
   Change in net unrealized depreciation on investments and other
     financial instruments                                                                 (10,475)            51,137
Distributions from net investment income related to preferred stock
   Dividends to preferred stockholders ($252 and $1,057 per preferred share in
     2002 and 2001, respectively)                                                           (1,511)            (6,652)
   Net swap settlement disbursements                                                        (1,394)            (1,327)
                                                                                         ---------          ---------
     Net increase (decrease) in net assets resulting from operations                     $ (19,237)         $   7,695
                                                                                         ---------          ---------
FROM FUND SHARE TRANSACTIONS:
   Net asset value of 533,046 shares and 1,064,683 shares issued to common
     stockholders for reinvestment of dividends in 2002 and 2001, respectively           $   1,380          $   3,043
                                                                                         ---------          ---------
     Increase in net assets resulting from fund share transactions                       $   1,380          $   3,043
                                                                                         ---------          ---------
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
     From net investment income ($.13 and $.36 per share in 2002 and 2001,
         respectively)                                                                   $  (8,931)         $ (24,435)
                                                                                         ---------          ---------
Total net decrease in net assets                                                         $ (26,788)         $ (13,697)
                                                                                         ---------          ---------
NET ASSETS APPLICABLE TO COMMON STOCK:
   Beginning of period                                                                   $ 178,231          $ 191,928
                                                                                         ---------          ---------
   End of period (Including $1,180 and $317 of undistributed net investment
     income at June 30, 2002 and December 31, 2001, respectively)                        $ 151,443          $ 178,231
                                                                                         =========          =========

   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS
FOR EACH SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIOD

                                                    FOR THE SIX
                                                      MONTHS
                                                       ENDED
                                                   JUNE 30, 2002                    FOR THE YEARS ENDED DECEMBER 31,
                                                    (UNAUDITED)     2001 (c)      2000         1999           1998 (c)     1997 (c)
                                                   -------------    --------     ------       -------         --------     --------
NET ASSET VALUE:
   Beginning of period                                $ 2.61        $ 2.85       $ 3.86       $  4.16         $  5.03      $  4.94
                                                      ------        ------       ------       -------         -------      -------
NET INVESTMENT INCOME                                    .19           .48          .60           .66             .71#         .70#
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS AND
   OTHER FINANCIAL INSTRUMENTS                          (.43)         (.24)       (1.00)         (.30)           (.81)#        .25#
DISTRIBUTIONS FROM NET INVESTMENT INCOME
   RELATED TO PREFERRED STOCK:
   To preferred stockholders (including
      net swap settlement receipts/payments)            (.04)         (.12)        (.18)         (.18)           (.17)        (.16)
                                                      ------        ------       ------       -------         -------      -------
      TOTAL FROM INVESTMENT OPERATIONS                  (.28)          .12         (.58)          .18            (.27)         .79
                                                      ------        ------       ------       -------         -------      -------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
   From net investment income                           (.13)         (.36)        (.43)         (.48)           (.54)        (.53)
   In excess of net investment income                     --            --           --            --              --         (.01)
                                                      ------        ------       ------       -------         -------      -------
      TOTAL DISTRIBUTIONS                               (.13)         (.36)        (.43)         (.48)           (.54)        (.54)
                                                      ------        ------       ------       -------         -------      -------
Effect of rights offering and related expenses;
   and Auction Term Preferred Stock offering
   costs and sales load                                   --            --           --            --            (.06)        (.16)
                                                      ------        ------       ------       -------         -------      -------
NET ASSET VALUE:
   End of period                                      $ 2.20        $ 2.61       $ 2.85       $  3.86         $  4.16      $  5.03
                                                      ======        ======       ======       =======         =======      =======
PER SHARE MARKET VALUE:
   End of period                                      $ 2.30        $ 2.64       $ 2.63       $  3.13         $  4.25      $  5.63
                                                      ======        ======       ======       =======         =======      =======
TOTAL INVESTMENT RETURN+                               (8.24)%       13.97%       (3.84)%      (16.92)%        (15.15)%      21.97%
                                                      ======        ======       ======       =======         =======      =======

   The accompanying notes are an integral part of these financial statements.

                                                   JUNE 30, 2002                    FOR THE YEARS ENDED DECEMBER 31,
                                                    (UNAUDITED)     2001 (c)     2000         1999           1998 (c)     1997 (c)
                                                   -------------    --------    ------       -------         --------     --------
NET ASSETS, END OF PERIOD, APPLICABLE
   TO COMMON STOCK (a)                               $151,443       $178,231    $191,928     $258,215        $273,518     $243,625
                                                     ========       ========    ========     ========        ========     ========
NET ASSETS, END OF PERIOD, APPLICABLE
   TO PREFERRED STOCK (a)                            $145,000       $150,000    $160,000     $210,000        $210,000     $150,000
                                                     ========       ========    ========     ========        ========     ========
TOTAL NET ASSETS APPLICABLE
   TO COMMON AND PREFERRED STOCK,
   END OF PERIOD (a)                                 $296,443       $328,231    $351,928     $468,215        $483,518     $393,625
                                                     ========       ========    ========     ========        ========     ========
EXPENSE RATIOS:
   Ratio of preferred and other debt
      expenses to average net assets*                     .18%**         .17%        .19%         .18%            .14%         .13%
   Ratio of operating expenses to average
      net assets*                                        1.23%**        1.11%        .99%         .89%            .82%         .92%
                                                     --------       --------    --------     --------        --------     --------
RATIO OF TOTAL EXPENSES TO AVERAGE
   NET ASSETS*                                           1.41%**        1.28%       1.18%        1.07%            .96%        1.05%
                                                     ========       ========    ========     ========        ========     ========
RATIO OF NET INVESTMENT INCOME TO
   AVERAGE NET ASSETS*                                  15.11%**       16.70%      17.46%       16.36%          15.22%       13.86%
RATIO OF TOTAL EXPENSES TO AVERAGE
   NET ASSETS APPLICABLE TO COMMON
   AND PREFERRED STOCK                                    .76%**         .71%        .64%         .60%            .58%         .66%
RATIO OF NET INVESTMENT INCOME TO
   AVERAGE NET ASSETS APPLICABLE TO
   COMMON AND PREFERRED STOCK                            8.16%**        9.23%       9.41%        9.16%           9.26%        8.75%
PORTFOLIO TURNOVER RATE                                 90.56%**       38.89%      45.58%       66.74%         124.67%      108.84%

(a)  Dollars in thousands.

(b) The Fund issued Series C ATP on May 6, 1997 and Series D ATP on May 20, 1998. The per share data and ratios for the years ended December 31, 1997 and 1998 reflect these transactions.

(c) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount and premium on debt securities. This had no effect on net investment income per share and a $.01 increase to net realized and unrealized loss per share for the year ended December 31, 2001. The effect of this change did increase the ratio of net investment income to average net assets from 16.29% to 16.70%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

* Ratios calculated on the basis of expenses and net investment income applicable to the common shares relative to the average net assets of the common stockholders only. The expense ratio and net investment income ratio do not reflect the effect of dividend payments (including net swap settlement receipts/payments) to preferred stockholders.

**   Annualized.

# Calculation is based on average shares outstanding during the indicated period due to the per share effect of the Fund's March 1997 and March 1998 rights offerings.

+ Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.

   The accompanying notes are an integral part of these financial statements.

INFORMATION REGARDING
SENIOR SECURITIES

                                          JUNE 30, 2002                             AS OF DECEMBER 31,
                                           (UNAUDITED)        2001          2000          1999          1998           1997
                                          -------------   ------------  ------------  ------------  ------------   ------------
TOTAL AMOUNT OUTSTANDING:
   Preferred Stock                        $145,000,000    $150,000,000  $160,000,000  $210,000,000  $210,000,000   $150,000,000
ASSET COVERAGE:
   Per Preferred Stock Share (1)          $     51,111    $     54,705  $    54,989   $     55,740  $     57,562   $     65,604
INVOLUNTARY LIQUIDATION PREFERENCE:
   Preferred Stock Share (2)              $     25,000    $     25,000  $    25,000   $     25,000  $     25,000   $     25,000
APPROXIMATE MARKET VALUE:
   Per Preferred Stock Share (2)          $     25,000    $     25,000  $    25,000   $     25,000  $     25,000   $     25,000

(1) Calculated by subtracting the Fund's total liabilities (not including the Preferred Stock) from the Fund's total assets and dividing such amount by the number of Preferred Shares outstanding.

(2)  Plus accumulated and unpaid dividends.

   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED)

(1)  SIGNIFICANT ACCOUNTING AND OTHER POLICIES

     The New America High Income Fund, Inc. (the Fund) was organized as a corporation in the state of Maryland on November 19, 1987 and is registered with the Securities and Exchange Commission as a diversified, closed-end investment company under the Investment Company Act of 1940. The Fund commenced operations on February 26, 1988. The investment objective of the Fund is to provide high current income while seeking to preserve stockholders' capital through investment in a professionally managed, diversified portfolio of "high yield" fixed-income securities.

     The Fund invests primarily in fixed maturity corporate debt securities that are rated less than investment grade. Risk of loss upon default by the issuer is significantly greater with respect to such securities compared to investment grade securities because these securities are generally unsecured and are often subordinated to other creditors of the issuer and because these issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as a recession, than are investment grade issuers. In some cases, the collection of principal and timely receipt of interest is dependent upon the issuer attaining improved operating results, selling assets or obtaining additional financing.

     See the schedule of investments for information on individual securities as well as industry diversification and credit quality ratings.

     The Fund's financial statements have been prepared in conformity with generally accepted accounting principles in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

     The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

     (a) VALUATION OF INVESTMENTS--Investments for which market quotations are readily available are stated at market value, which is determined by using the most recently quoted bid price provided by an independent pricing service or principal market maker. Independent pricing services provide market quotations based primarily on quotations from dealers and brokers, market transactions, accessing data from quotations services, offering sheets obtained from dealers and various relationships between securities. Short-term investments having maturities of 60 days or less are stated at amortized cost, which approximates market value. Following procedures approved by the Board of Directors, investments for which market quotations are not readily available (primarily fixed-income corporate bonds and notes) are stated at fair value on the basis of subjective valuations furnished by securities dealers and brokers. Other investments, with a cost of approximately $7,894,000 and a value of $146,000, are valued in good faith at fair market value using methods determined by the Board of Directors.

     (b) INTEREST AND DIVIDEND INCOME--Interest income is accrued on a daily basis. Discount on short-term investments is amortized to investment income. Premiums or discounts on corporate debt securities are amortized based on the interest method for financial reporting purposes. All income on original issue discount and step interest bonds is accrued based on the effective interest method for tax reporting purposes as required by federal income tax regulations. The Fund does not amortize market premiums or discounts for tax purposes. Dividend payments received in the form of additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

     (c) FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders each year. Accordingly, no federal income tax provision is required.

(2)  TAX MATTERS AND DISTRIBUTIONS

     At June 30, 2002, the total cost of securities (including temporary cash investments) for federal income tax purposes was approximately $324,828,000. Aggregate gross unrealized gain on securities in which there was an excess of value over tax cost was approximately $4,686,000. Aggregate unrealized loss on securities in which there was an excess of tax cost over value was approximately $42,134,000. Net unrealized loss on investments for tax purposes at June 30, 2002 was approximately $37,448,000.

     At December 31, 2001, the Fund had approximate capital loss carryovers available to offset future capital gains, if any, to the extent provided by regulations:

 CARRYOVER AVAILABLE                          EXPIRATION DATE
---------------------                        -----------------
   $  2,227,000                              December 31, 2002
     35,581,000                              December 31, 2007
     21,821,000                              December 31, 2008
     67,042,000                              December 31, 2009
   ------------
   $126,671,000
   ============

     To the extent that capital loss carryovers are used to offset realized capital gains, it is unlikely that gains so offset will be distributed to shareholders.

     The tax character of distributions paid to common and preferred shareholders of approximately $31,305,000 in 2001 was from ordinary income.

     As of December 31, 2001, the components of distributable earnings on a tax basis were approximately:

Undistributed Net Investment Income                    $   2,154,000
Undistributed Long-Term Gain                                      --
Unrealized Gain (Loss)                                 $ (28,373,000)
Capital Losses Carry Forward
  and Post October Losses Deferred                     $(133,528,000)

     Distributions on common stock are declared based upon annual projections of the Fund's investment company taxable income. The Fund records all dividends and distributions payable to shareholders on the ex-dividend date and declares and distributes income dividends monthly.

     The Fund was required to amortize market discounts and premiums for financial reporting purposes beginning January 1, 2001. This new accounting policy resulted in additional interest income for financial reporting purposes only. The Fund does not amortize market discounts or premiums for tax purposes. Therefore, the additional interest income for financial reporting purposes does not result in additional common stock dividend income.

     In accordance with AICPA Statement of Position 93-2, the Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed net investment income or accumulated net realized gains and losses on a tax basis, which is considered to be more informative to the shareholder.

(3)  INVESTMENT ADVISORY AGREEMENT

     Wellington Management Company, LLP, the Fund's Investment Advisor, earned approximately $394,000 in management fees during the six months ended June 30, 2002. Management fees paid by the Fund to Wellington Management are calculated at .45 of 1% (on an annual basis) of the average weekly value of the Fund's net assets attributable to common stock

($151.4 million at June 30, 2002). At June 30, 2002, the fee payable to the Investment Advisor was approximately $63,000, which was included in accrued expenses on the accompanying balance sheet.

(4)  AUCTION TERM PREFERRED STOCK (ATP)

     The Fund had 5,800 shares of ATP issued and outstanding at June 30, 2002. The ATP's dividends are cumulative at a rate determined at an auction, and dividend periods will typically be 28 days unless notice is given for periods to be longer or shorter than 28 days. Dividend rates ranged from 1.95% to 2.35% for the six months ended June 30, 2002. The average dividend rate as of June 30, 2002 was 1.99%.

     The ATP is redeemable, at the option of the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to $25,000 per share plus accumulated and unpaid dividends. The ATP has a liquidation preference of $25,000 per share plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverages with respect to the ATP under the Fund's Charter and the 1940 Act in order to maintain the Fund's Aaa/AAA ratings by Moody's Investors Service, Inc. and Fitch, Inc., respectively.

     Under Emerging Issues Task Force (EITF) promulgation Topic D-98, CLASSIFICATION AND MEASUREMENT OF REDEEMABLE SECURITIES, which was issued on July 19, 2001, preferred securities that are redeemable for cash or other assets are to be classified outside of permanent equity to the extent that redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer. Subject to the guidance of the EITF, the Fund's preferred stock is shown outside of permanent equity (net assets) in the accompanying financial statements. In connection with Topic D-98 distributions related to preferred stock are reflected in the statements of changes in net assets and financial highlights as distributions from operations. Prior year amounts have also been reclassified to conform with this presentation. The impact of this reclassification creates no change to the net assets available to common shareholders.

     For the period ended June 30, 2002 and the year ended December 31, 2001, the Fund repurchased ATP of $5,000,000 and $10,000,000, respectively.

(5)  ATP AUCTION-RELATED MATTERS

     Bankers Trust Company (BTC) serves as the ATP's auction agent pursuant to an agreement entered into on January 4, 1994. The term of the agreement is unlimited and may be terminated by either party. BTC may resign upon notice to the Fund, such resignation to be effective on the earlier of the 90th day after the delivery of such notice and the date on which a successor auction agent is appointed by the Fund. The Fund may also replace BTC as auction agent at any time.

     After each auction, BTC as auction agent will pay to each broker-dealer, from funds provided by the Fund, a maximum service charge at the annual rate of ..25 of 1% or such other percentage subsequently agreed to by the Fund and the broker-dealers, of the purchase price of shares placed by such broker-dealers at such auction. In the event an auction scheduled to occur on an auction date fails to occur for any reason, the broker-dealers will be entitled to service charges as if the auction had occurred and all holders of shares placed by them had submitted valid hold orders. The Fund incurred approximately $157,000 for service charges through June 30, 2002. This amount is included under the caption preferred and auction fees in the accompanying statement of operations.

(6)  INTEREST RATE SWAPS

     The Fund entered into an interest payment swap arrangement with Fleet Bank (Fleet) for the purpose of partially hedging its dividend payment obligations with respect to the ATP. Pursuant to the Swap Arrangement the Fund makes payments to Fleet on a monthly basis at a fixed annual rate. In exchange for such payment Fleet makes payments to the Fund on a monthly basis at a variable rate determined with reference to one month LIBOR. The variable rates ranged from 1.83% to 2.14% for the six months ended June 30, 2002. The effective date, notional amount, maturity and fixed rate of the swap is as follows:

                      NOTIONAL                                FIXED
 EFFECTIVE            CONTRACT                                ANNUAL
   DATE                AMOUNT             MATURITY             RATE
  10/1/01          $105 million            10/1/06             4.50%

     Swap transactions, which involve future settlement, give rise to credit risk. Credit risk is the amount of loss the Fund would incur in the event counterparties failed to perform according to the terms of the contractual commitments. In the event of nonperformance by the counterparty, the Fund's dividend payment obligation with respect to the ATP would no longer be partially hedged. Therefore, the ATP dividend would no longer be partially fixed. In an unfavorable interest rate environment, the Fund would be subject to higher net ATP dividend payments, resulting in less income available for the common share dividend. The Fund does not anticipate nonperformance by any counterparty. While notional contract amounts are used to express the volume of interest rate swap agreements, the amounts potentially subject to credit risk, in the event of nonperformance by counterparties, are substantially smaller.

     The Fund accounts for interest rate swaps in accordance with the Statement of Financial Accounting Standards No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES. This statement requires an entity to recognize all freestanding derivative instruments in the balance sheet as either assets or liabilities and measure them at fair value. Any change in the unrealized gain or loss is recorded in current earnings. For the six months ended June 30, 2002, the Fund's obligations under the swap agreements were more than the amount received from Fleet by approximately $1,394,000 and is included in the accompanying statement of operations.

     The estimated fair value of the interest rate swap agreement at June 30, 2002 amounted to approximately $1,170,000 unrealized loss and is presented in the accompanying balance sheet.

(7)  REPURCHASE AGREEMENTS

     At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement, and, in the case of repurchase agreements exceeding one day, the value of the underlying security, including accrued interest, is required during the term of the agreement to be equal to or exceed the value of the repurchase agreement.

     The underlying securities for all repurchase agreements are held in safekeeping in an investment account of State Street Bank and Trust Company
(SSBT), the Fund's custodian, at the Federal Reserve Bank of Boston. In the case of repurchase agreements exceeding one day, SSBT's Money Market Department monitors the market value of the underlying securities by pricing them daily, and in the event any individual repurchase agreement is not fully collateralized, SSBT advises the Fund and additional collateral is obtained.

(8)  PURCHASES AND SALES OF SECURITIES

     Purchases and proceeds of sales or maturities of long-term securities during the six months ended June 30, 2002 were approximately:

Purchases of securities        $136,839,000
Sales of securities            $138,801,000

(9)  RELATED PARTY TRANSACTIONS

     A partner of Goodwin Procter LLP, counsel to the Fund, serves as a Director of the Fund. Fees earned by Goodwin Procter LLP amounted to approximately $86,000 for the six months ended June 30, 2002. The Fund paid approximately $128,000 during the six months ended June 30, 2002 to two officers of the Fund for the provision of certain administrative services.

(10) SUBSEQUENT EVENT

     The Fund is required to maintain certain asset coverage with respect to the Auction Term Preferred Stock as defined in the Fund's Charter. During the Period July 1, 2002 to July 31, 2002, the Fund redeemed $25,000,000 of ATP.

CHANGE IN INDEPENDENT ACCOUNTANTS

On June 27, 2002, the Board of Directors, upon the recommendation of the Board's Audit and Nominating Committee, determined not to retain Arthur Andersen LLP and approved a change in the Fund's independent auditors to KPMG LLP. For the fiscal years ended December 31, 2001 and December 31, 2000, Arthur Andersen LLP's audit reports on the Fund's financial statements contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principals. Further, there were no disagreements between the Fund and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference to the disagreements in their report.

COMMON AND AUCTION TERM PREFERRED STOCK TRANSACTIONS

From time to time in the future, the Fund may effect redemptions and/or repurchases of its ATP as provided in the applicable constituent instruments or as agreed upon by the Fund and sellers. The Fund intends to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements.

The Fund may purchase shares of its Common Stock in the open market when the Common Stock trades at a discount to net asset value or at other times if the Fund determines such purchases are in the best interest of its stockholders. There can be no assurance that the Fund will take such action in the event of a market discount to net asset value or that Fund purchases will reduce a discount.

DIRECTORS
Robert F. Birch
Joseph L. Bower
Richard E. Floor
Bernard J. Korman
Ernest E. Monrad

DIRECTOR EMERITUS
Franco Modigliani

OFFICERS
Robert F. Birch - President
Ellen E. Terry - Vice President, Treasurer
Richard E. Floor - Secretary

INVESTMENT ADVISOR
Wellington Management Company, LLP
75 State Street
Boston, MA 02109

ADMINISTRATOR
The New America High Income Fund, Inc.
33 Broad Street
Boston, MA 02109
(617) 263-6400

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
P.O. Box 8200
Boston, MA 02266-8200
(617) 328-5000 ext. 6406
(800) 426-5523

Listed: NYSE
Symbol: HYB
Web site: www.newamerica-hyb.com

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